UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017 (April 18, 2017)

LUCKYCOM PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-187874	46-1660653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11767 Katy Freeway, Suite 830, Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, include area code 281-668-8266

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On March 30, 2017, the Company changed its name from “Luckycom Inc.” to “Luckycom Pharmaceuticals Inc.” by filing an Amendment to Articles of Organization pursuant to NRS 86.221. It then amended and restated its by-laws to reflect the new corporate name.
This summary is qualified in its entirety by reference to the Certificate of Amendment to Articles of Organization and Amended and Restated By-laws, copies of which were attached as Exhibits 3.1 and 3.2, respectively to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2017.
In connection with its name change, on April 18, 2017, the Company’s shares of common stock began trading on the OTC Pink under its new ticker symbol “LCOM” and ceased trading under the ticker symbol “LKYM”.
The new CUSIP number for Luckycom Pharmaceuticals Inc.’s shares of common stock is 54960G 109.
The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LUCKYCOM PHARMACEUTICALS INC.

Date: April 19, 2017	By:	/s/ Kingrich Lee
Name: Kingrich Lee
Title: Chief Executive Officer and Chief Financial Officer